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                                                                  EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to us under the heading "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for the Van Kampen Pace Fund.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
October 24, 2001